SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2010

SALARY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-33312	04-3465241
(Commission file number)	(I.R.S. employer identification no.)

160 Gould Street, Needham, Massachusetts 02494

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code: (781) 851-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

As disclosed in its Quarterly Report on Form 10-Q for the period ended June 30, 2010, which was filed with the Securities Exchange Commission on August 16, 2010, on August 11, 2010, Salary.com, Inc. completed the sale of all of the outstanding shares of capital stock of its wholly-owned subsidiary, Genesys Software Systems, Inc., to Genesys Acquisition Corp. The pro forma financial information required by this item with respect to this transaction is set forth below.

SALARY.COM, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2010

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(unaudited)

	Salary.com, Inc. Consolidated As Reported	Genesys Software Systems (a)	Salary.com, Inc. Pro Forma Consolidated
Revenue:
Subscription revenues	$42,685	$(6,532)	$36,153
Advertising revenues	3,065	—	3,065

Total revenues	45,750	(6,532)	39,218
Cost of revenues	14,458	(4,416)	10,042

Gross profit	31,292	(2,116)	29,176

Operating expenses:
Research and development	9,696	(1,199)	8,497
Sales and marketing	21,788	(270)	21,518
General and administrative	15,208	(729)	14,479
Amortization of intangible assets	3,007	(1,082)	1,925
Impairment charges	5,599	(5,599)	—
Restructuring charges	2,039	(230)	1,809

Total operating expenses	57,337	(9,109)	48,228

Loss from operations	(26,045)	6,993	(19,052)

Other income (expense):
Interest income	12	—	12
Other income (expense)	(106)	13	(93)

Total other expense, net	(94)	13	(81)

Loss before taxes	(26,139)	7,006	(19,133)

Income tax expense	97	17	114

Net loss	$(26,236)	$6,989	$(19,247)

Net loss per share - basic and diluted	$(1.59)		$(1.17)

Weighted average shares outstanding - basic and diluted	16,456		16,456

SALARY.COM, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2009

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(unaudited)

	Salary.com, Inc. Consolidated As Reported	Genesys Software Systems (a)	Salary.com, Inc. Pro Forma Consolidated
Revenue:
Subscription revenues	$39,630	$(1,884)	$37,746
Advertising revenues	2,825	—	2,825

Total revenues	42,455	(1,884)	40,571
Cost of revenues	13,157	(1,476)	11,681

Gross profit	29,298	(408)	28,890

Operating expenses:
Research and development	8,846	(312)	8,534
Sales and marketing	26,139	(218)	25,921
General and administrative	15,723	(299)	15,424
Amortization of intangible assets	1,988	(309)	1,679
Impairment charges	—	—	—
Restructuring charges	3,081	—	3,081

Total operating expenses	55,777	(1,138)	54,639

Loss from operations	(26,479)	730	(25,749)

Other income (expense):
Interest income	537	(2)	535
Other income (expense)	(308)	(2)	(310)

Total other expense, net	229	(4)	225

Loss before taxes	(26,250)	726	(25,524)

Income tax expense	208	—	208

Net loss	$(26,458)	$726	$(25,732)

Net loss per share - basic and diluted	$(1.62)		$(1.58)

Weighted average shares outstanding - basic and diluted	16,320		16,320

SALARY.COM, INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(IN THOUSANDS)

(a) Reflects the elimination of the results of operations for the Genesys Software Systems, Inc. business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARY.COM, INC.

Date: August 17, 2010	By:	/S/ BRYCE CHICOYNE
Bryce Chicoyne
Senior Vice President and Chief Financial Officer